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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
        Information Required in Proxy Statement Schedule 14A Information

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12


                                 PROPALMS, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)   Title of each class of securities to which transaction applies:

    2)   Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4)   Proposed maximum aggregate value of transaction:

    5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

    2)   Form, Schedule or Registration Statement No.:

    3)   Filing Party:

    4)   Date Filed:

         Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number. SEC 1913 (01-07)

[LOGO OMITTED]
PROPALMS


December 23, 2008


Dear Shareholder:

You are cordially invited to attend the 2008 Meeting of Shareholders of Propalms, Inc., To be held on Friday, January 30, 2009 at 10:00 a.m. to 11:00 a.
m. at the Hilton Orlando/Altamonte Springs Hotel, Amphitheater Room 350 S. Northlake Blvd., Altamonte Springs, FL 32701 (407) 830-1985.

The Notice of Meeting and Proxy Statement accompanying this letter describes the business to be acted upon at the meeting.

Your vote is important. Please vote your shares whether or not you plan to attend the Meeting. Shareholders of record may vote in person or by mail. If your shares are Held in the name of a bank, broker or other holder of record, please check your proxy Card in the appropriate place.

                                            Sincerely,



                                            Owen Dukes
                                            CEO
                                            Propalms, Inc.

                      [This Page Intentionally Left Blank]

                                 PROPALMS, INC.
                              Unit 7, The Maltings
                                   Castlegate
                                     Malton
                            North Yorkshire Y017 7DP
                                 United Kingdom

                     NOTICE OF 2009 MEETING OF SHAREHOLDERS


To Our Shareholders:

     The 2009 Meeting of Shareholders of Propalms, Inc. to be held on Friday, January 30, 2009 at 10"00 a.m. to 11:00 a. m. at the Hilton Orlando/Altamonte Springs Hotel, Amphitheater Room 350 S. Northlake Blvd., Altamonte Springs, FL 32701, for the Following purposes, all as more fully described in the accompanying Proxy Statement:

     1.   To elect Directors of the Company to each serve a three-year term;

     2.   To ratify the  appointment  of Kabani & Company,  Inc. of Los Angeles,
          California   as   the   independent   registered   public   accounting
          firm/auditor of the Company for The year 2008;

     3. To transact such other business as may properly come before the meeting.

     * Please see page 2 of this notice for the slate of candidates' biographies that are being nominated to serve on the Board of Directors of the Company.

     The Board of Directors of the Company has fixed the close of business on December 16, 2008 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.


                                            By Order of the Board of Directors,

                          Slate of Directors Nominated


Owen Dukes, CEO
---------------

Owen has spent his entire business career in the software industry. He started as a software engineer with a leading distributor of networking software, and then moved into technical sales management with a leading Microsoft partner. He then joined an international software vendor to manage its worldwide distribution network. In October 2001, he founded Propalms Limited as a distributor of Internet filtering software. In April 2003 the company acquired Arc Technology Distribution Limited a distributor of connectivity, networking and security software which was sold in July 2005 prior to the purchase of the Tarantella license.



Robert Zysblat, President and Chief Financial Officer
-----------------------------------------------------

Robert has spent the last 25 years in the software industry. His first role was as part of a team that in 1984 created a world leading computer game company and which was sold to the Virgin Group. Subsequently he has acquired, developed and sold a number of software companies of which he was the CEO. He has gained considerable experience devising and implementing strategies for successful growth and has gained extensive general and financial management expertise.



Nakul Sood, Director
--------------------

Mr. Sood was formerly the Director of Product Management and Planning at New Moon Systems, Inc. and on the original development team of the Propaims TSE software. Several years later, New Moon Systems was purchased by Tarantella, Inc. where he was named the Director of Product Management and DC. Prior to the acquisition of Tarantella by Sun Microsystems, Mr. Sood founded Aloha Technology Pvt. Ltd where he is currently the CEO & Managing Director. Mr. Sood earned dual MBAs in Marketing and Information Systems from Hawaii Pacific University and has a bachelor's in Mechanical Engineering.

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

                                                                           PROXY

                                 Propalms, Inc.
                    Unit 7, The Maltings, Castlegate, Malton,
                    North Yorkshire Y017 7DP, Inited Kingdom
                       PROXY FOR MEETING OF SHAREHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OD DIRECTORS

          The undersigned shareholder of Propalms, Inc., a Nevada corporation , hereby acknowledges receipt of the Notice of Meeting of Nevada and Proxy Statement, each dated December 23, 2008, and hereby appoints the company's outside counsel, George F. A. Parnell as independent counter of proxies, with full power of substitution, to represent the undersigned and to vote as designated on the reverse side, all shares of Propalms, Inc.'s Common Stock of that the undersigned is entitled to vote at the Meeting of Shareholders of Propalms, Inc., to be held on January 30, 2009 at 10:00 a. m., EST, at the Hilton Orlando/Altamonte Springs Hotel Amphitheater Room 350, S. Northlake Blvd., Altamonte Springs, FL 32701 and at any adjourment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED, IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXIES DEEM ADVISABLE.

  A vote FOR the following proposals is recommended by the Board of Directors.

1.  Election of Directors.

Nominees:         (01) Owen Dukes, (02) Robert Zysblat, (03) Nakul Sood

[ ] FOR ALL NOMINEES  [ ] WITHHELD FROM ALL NOMINEES  [ ] ___________________
                                                          Write in Candidate

2. Appointment of Company's Auditors

Kabani & Company, Inc. of Los Angeles, California as the Company's auditors for 2008

[ ] FOR            [ ] AGAINST           [ ] ABSTAIN


                  CONTINUED AND TO BE SIGNED ON THE NEXT SIDE

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

In their discrection, the proxies are authorized to vote upon such business as may properly come before the meeting or any adjournment thereof.

[ ] MARK HERE FOR ADDRESS CHANGE AND GIVE NEW ADDRESS
_________________________________________________

_________________________________________________

_________________________________________________

We hope you will be able to attend the meeting in person, and you are cordially invited to attend. If you expect to attend the meeting, please make the box
when you return your proxy.       [ ] ATTENDING



                                  Please sign exactly as your name appears on stock certificate. If the stock is held by joint tenants or as community property, both should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should give their full titles.

                                  Date:_______________________________________

                                       _______________________________________
                                                     Signature

                                       _______________________________________
                                                     Signature